Financial Asset	6 Months Ended
Jun. 30, 2019
Disclosure of financial assets [abstract]
Financial Asset

Note 5 - Financial Asset

On March 14, 2019 the Company signed an agreement to acquire 100% of FameWave Ltd, a privately held biopharmaceutical Company with rights to develop CM-24, (“FameWave”) from its shareholders in exchange for USD 10 million worth of its newly issued ADSs with a long term lock-up period, priced at USD 1.23 per ADS, plus 50% warrant coverage based on an exercise price of USD 1.98 per ADS with a 4 year term. In addition, the Company provided a loan to FameWave of USD 2 million that served mainly to pay cCAM BioTherapeutics Ltd., a wholly owned subsidiary of Merck Sharp and Dohme Corp., known as “MSD” in Israel, which discovered CM-24, and to finance budgeted expenses until the closing of the acquisition.

The transaction has been approved by the boards and shareholders of the Company and FameWave and is expected to close during the third quarter of 2019 subject to satisfaction of other customary closing conditions including a tax ruling to FameWave shareholders. All other material closing conditions such as closing of the transaction for the reversion of CM-24 to FameWave by MSD and finalization by FameWave of the joint clinical collaboration agreement with a third party has been achieved. Should the complete transaction not close, the Company will be entitled to repayment of the amounts loaned by the Company out of amounts actually received by FameWave from commercialization transactions of CM-24. If no such commercialization transaction is consummated within 36 months from termination, the Company will be entitled to 20% of FameWave in return for the USD 2 million loan which was previously provided. Furthermore, should the transaction not close due to the failure of FameWave to finalize certain closing conditions to be fulfilled by the current shareholders of FameWave, then the Company will be entitled to 100% of FameWave in return for the USD 2 million loan which was previously provided.

The loan of USD 2 million was accounted for as a financial asset at fair value, see Note 7.